                                                                    EXHIBIT 21.1

         LIST OF SUBSIDIARIES OF UNITED PAN-EUROPE COMMUNICATIONS N.V.

NAME OF UPC SUBSIDIARY                                        JURISDICTION OF INCORPORATION
----------------------                                        -----------------------------
chello broadband SRL                                          Argentina
chello broadband Australia Pty Ltd                            Australia
Cignal Global Communications Australia Pty Limited            Australia
chello broadband GmbH (Austria)                               Austria
Cignal Global Communications Austria GmbH                     Austria
Priority Telecom GmbH (AUT)                                   Austria
Priority Wireless Austria                                     Austria
Telekabel Graz Gesellschaft mbH                               Austria
Telekabel Klagenfurt Gesellschaft mbH                         Austria
Telekabel Wien Gesellschaft mbH                               Austria
Telekabel-Fernsehnetz Region Baden Betriebsgesellschaft mbH   Austria
Telekabel-Fernsehnetz Wiener Neustadt/ Neunkirchen
  Betriebsgesellschaft mbH                                    Austria
chello broadband S.A./N.V.                                    Belgium
Cignal Global Communications Belgium S.A.                     Belgium
Priority Telecom Belgium NV/SA                                Belgium
UPC Belgium S.A.                                              Belgium
Cignal Global Communications (Bermuda) Ltd.                   Bermuda
chello broadband do brasil Ltda                               Brazil
Cignal Global Communications Canada Holding, Inc.             Canada
Cignal Global Communications Canada U.L.C.                    Canada
chello broadband Chile Ltda                                   Chile
UCI Enterprises, Inc.                                         Colorado
UIH, Inc.                                                     Colorado
United International Investments GP                           Colorado
UPC Aviation Services Inc.                                    Colorado
UPC Romania, Inc.                                             Colorado
Poland Communications, Inc.                                   Connecticut
BESY Praha s.r.o.                                             Czech Republic
Czech Link s.r.o.                                             Czech Republic
Dattelkabel a.s.                                              Czech Republic
INNET, spol. s.r.o.                                           Czech Republic
Kabel Net Brno a.s.                                           Czech Republic
Kabel Net Holding a.s.                                        Czech Republic
Kabel Plus Rodina s.r.o. /in liquidation                      Czech Republic
Kabel Plus Tel a.s.                                           Czech Republic
Sat Net spol. s.r.o.                                          Czech Republic
UPC Ceska republika a.s.                                      Czech Republic
UPC Sport s.r.o.                                              Czech Republic
@Entertainment Programming, Inc.                              Delaware
chello broadband USA Inc.                                     Delaware
Cignal Global Communications Carrier Services, Inc.           Delaware
Cignal Global Communications, Inc.                            Delaware
Cignal Local Communications, Inc.                             Delaware

         LIST OF SUBSIDIARIES OF UNITED PAN-EUROPE COMMUNICATIONS N.V.

NAME OF UPC SUBSIDIARY                                        JURISDICTION OF INCORPORATION
----------------------                                        -----------------------------
Kabelkom Holding Co.                                          Delaware
Kabelkom Management Holding, Inc.                             Delaware
Mozaic Entertainment, Inc.                                    Delaware
UIH Romania Ventures, Inc.                                    Delaware
UII Management GP                                             Delaware
UPC Financing Partnership                                     Delaware
UPC Iberian Programming, Inc.                                 Delaware
UPC Polska, Inc.                                              Delaware
UPC Staffing Inc.                                             Delaware
Cignal Global Communications Denmark A/B                      Denmark
Priority Wireless Denmark Aps                                 Denmark
Priority Wireless Finland Oy                                  Finland
A.C. Associes                                                 France
Bearn Bigorre Videopole                                       France
Cable Services de France S.A.                                 France
chello broadband SAS                                          France
Cignal Global Communications France S.A.S                     France
Cite Cable                                                    France
Cite Cable Auvergne                                           France
Cite Cable Caladois                                           France
Cite Cable Centre Bretagne                                    France
Cite Cable Essonne                                            France
Cite Cable Est                                                France
Cite Cable Goussainville                                      France
Cite Cable Haute-Saone                                        France
Cite Cable Jurassienne                                        France
Cite Cable Regions                                            France
Cite Cable Rhone Alpes                                        France
Cite Cable Saintonges                                         France
Cite Interactive                                              France
Fortel S.A.                                                   France
Herault Videopole                                             France
InterComm France Holding S.A.                                 France
InterComm France S.A.                                         France
Mediareseaux S.A.                                             France
Nord Videopole                                                France
Premiere Cablevision                                          France
Priority Telecom France S.A.S.                                France
Reseaux Cable Cote d'Azur                                     France
Rhone Vision Cable S.A.S.                                     France
Seine et Marne Videopole                                      France
SIRC Holding SNC                                              France
SIRC SNC                                                      France
SLC Tignes                                                    France
Somerco SARL                                                  France
Sud Cable Services S.A.                                       France
TME France                                                    France

         LIST OF SUBSIDIARIES OF UNITED PAN-EUROPE COMMUNICATIONS N.V.

NAME OF UPC SUBSIDIARY                                        JURISDICTION OF INCORPORATION
----------------------                                        -----------------------------
UPC France S.A.                                               France
Videopole Assistance                                          France
Videopole Publications                                        France
Videopole S.A.                                                France
Videopole Services                                            France
Adic Antennendienst Calau GmbH                                Germany
chello broadband GmbH (Germany)                               Germany
Cignal Global Communications Germany GmbH                     Germany
EWT Communications GmbH                                       Germany
EWT Elektro-und Nachrichtentechnik GmbH                       Germany
Kabeldienst Kabelanschluss Verwaltung GmbH                    Germany
Priority Telecom Germany GmbH                                 Germany
RFC Radio Fernseh Computertechnik GmbH                        Germany
TSS TeleKabel Services Sud Marketing GmbH                     Germany
UPC Germany GmbH                                              Germany
Cignal Global Communications Hong Kong Limited                Hong Kong
Cignal Global Communications Hong Kong Limited, Taiwan
  Branch                                                      Hong Kong
chello broadband Kft                                          Hungary
Monor CATV Kft                                                Hungary
Monor Telefon Tarsasag RT                                     Hungary
Priority Telecom Hungary Kft                                  Hungary
Szabinet Kht                                                  Hungary
Szolnex Kft                                                   Hungary
Tapiotel RT                                                   Hungary
UPC Direct Kft                                                Hungary
UPC Magyarorszag Kft                                          Hungary
UPC Musorkeszito Rt                                           Hungary
UPC Sport Tavkoslesi Kft                                      Hungary
Zuglo Kft.                                                    Hungary
Cignal Global Telecommunications Ireland Limited              Ireland
Tara Television Ltd                                           Ireland
UPC Ireland Ltd                                               Ireland
Tishdoret Achzakot Ltd                                        Israel
Cignal Global Communications Italy s.r.l.                     Italy
Cignal Global Japan K.K.                                      Japan
Cignal Telecommunications Japan K.K.                          Japan
Cignal Global Communications Korea, Inc.                      Korea
Cignal Global Communications Luxembourg S.A.                  Luxembourg
Melita Cable plc                                              Malta
CGC Securities Corp.                                          Massachusetts
chello broadband Mexico A.S. de R.L de CV                     Mexico
Cignal Communications de Mexico S.A. de C.V.                  Mexico
A2000 Hilversum B.V.                                          Netherlands
A2000 Holding N.V.                                            Netherlands
Algemene Eksploitatie Maatschappij B.V.                       Netherlands
Belmarken Holding B.V.                                        Netherlands
Bicatobe Investments B.V.                                     Netherlands

         LIST OF SUBSIDIARIES OF UNITED PAN-EUROPE COMMUNICATIONS N.V.

NAME OF UPC SUBSIDIARY                                        JURISDICTION OF INCORPORATION
----------------------                                        -----------------------------
Binan Investments B.V.                                        Netherlands
BV CAI Holding                                                Netherlands
CAI Aandelen OG Alkmaarse Kabel BV                            Netherlands
CAI Deelneming Beheer B.V.                                    Netherlands
Cable Network Austria Holding B.V.                            Netherlands
Cable Network Brabant Holding B.V.                            Netherlands
Cable Network Holding B.V.                                    Netherlands
Cable Network Zuid-Oost Brabant Holding B.V.                  Netherlands
Cable Networks Netherlands Holding B.V.                       Netherlands
chello broadband B.V.                                         Netherlands
chello broadband N.V.                                         Netherlands
chello broadband Nederland B.V.                               Netherlands
chello Stichting Foundation                                   Netherlands
Cignal Global Communications B.V.                             Netherlands
Cignal Global Communications Holding B.V.                     Netherlands
CV Sociale Alarmering                                         Netherlands
De Alkmaarse Kabel BV                                         Netherlands
Door2Door BV                                                  Netherlands
ESC Programming B.V. (being incorporated)                     Netherlands
Extreme Sports Channel VoF                                    Netherlands
GelreVision Holding B.V.                                      Netherlands
Holding CAI Beheer Aandelen OG Alkmaar BV                     Netherlands
Iberian Program Services C.V.                                 Netherlands
Info Services BV                                              Netherlands
K&T CLEC B.V.                                                 Netherlands
Kabeltelevisie Amsterdam B.V.                                 Netherlands
Kabeltelevisie Eindhoven N.V.                                 Netherlands
Labesa Holding B.V.                                           Netherlands
Media GroepWest B.V.                                          Netherlands
MTV Networks Polska B.V.                                      Netherlands
Music Channel VOF (MTV Networks Polska)                       Netherlands
Nidlo B.V.                                                    Netherlands
Paruse B.V.                                                   Netherlands
Plator Holding B.V.                                           Netherlands
Poland Cablevision (Netherlands) B.V.                         Netherlands
Priority Telecom N.V.                                         Netherlands
Priority Telecom Holding B.V.                                 Netherlands
Priority Telecom Netherlands B.V.                             Netherlands
Priority Wireless B.V.                                        Netherlands
Scan Invest I B.V.                                            Netherlands
Selasa Holding B.V.                                           Netherlands
Stichting Administratiekantoor UPC                            Netherlands
Stichting Priority Telecom Foundation                         Netherlands
Stipdon Investments B.V.                                      Netherlands
Telekabel B.V.                                                Netherlands
Telekabel Beheer B.V.                                         Netherlands
Telekabel Hungary II B.V.                                     Netherlands
Telekabel Hungary N.V.                                        Netherlands

         LIST OF SUBSIDIARIES OF UNITED PAN-EUROPE COMMUNICATIONS N.V.

NAME OF UPC SUBSIDIARY                                        JURISDICTION OF INCORPORATION
----------------------                                        -----------------------------
Telekabel Omroep Facilitair Bedrijf B.V.                      Netherlands
U.C.T. Netherlands B.V.                                       Netherlands
UniPort Communications B.V.                                   Netherlands
UPC Alkmaar Holding BV                                        Netherlands
UPC Czech Holding B.V.                                        Netherlands
UPC Direct Programming B.V.                                   Netherlands
UPC Distribution Holding B.V.                                 Netherlands
UPC Facility B.V.                                             Netherlands
UPC France Holding B.V.                                       Netherlands
UPC Haarlem B.V.                                              Netherlands
UPC Holding B.V.                                              Netherlands
UPC Holding II B.V.                                           Netherlands
UPC Holding III B.V.                                          Netherlands
UPC Holding IV B.V.                                           Netherlands
UPC Intermediates B.V.                                        Netherlands
UPC Internet Holding B.V.                                     Netherlands
UPC Investments I BV                                          Netherlands
UPC KabelTV & Telecom B.V.                                    Netherlands
UPC Nederland B.V.                                            Netherlands
UPC Nederland Services B.V.                                   Netherlands
UPC Oost-Gelderland B.V.                                      Netherlands
UPC Programming B.V.                                          Netherlands
UPC Romania Holding B.V.                                      Netherlands
UPC Romania Holding VoF                                       Netherlands
UPC Scandinavia Holding B.V.                                  Netherlands
UPC Slovakia Holding B.V.                                     Netherlands
UPC Somax BV                                                  Netherlands
UPC TV Holding B.V.                                           Netherlands
UPC Telecom BV                                                Netherlands
Wizja TV B.V.                                                 Netherlands
Zeblas B.V.                                                   Netherlands
Zomerwind Holding B.V.                                        Netherlands
chello broadband New Zealand Ltd                              New Zealand
chello broadband A.S.                                         Norway
Priority Telecom Norway A.S.                                  Norway
Priority Wireless Norway A.S.                                 Norway
UPC Norge A.S.                                                Norway
UPC stfold AS                                                 Norway
UPC stfold Holding AS                                         Norway
UPC Vestfold AS                                               Norway
At Media Sp. z o.o.                                           Poland
chello broadband Sp. z.o.o.                                   Poland
Czestochowska TK Sp. z o.o. (in liquidation)                  Poland
ETV S.A.                                                      Poland
Ground Zero Media Sp. z o.o.                                  Poland
Kolor-Sat Sp. z o.o.                                          Poland

         LIST OF SUBSIDIARIES OF UNITED PAN-EUROPE COMMUNICATIONS N.V.

NAME OF UPC SUBSIDIARY                                        JURISDICTION OF INCORPORATION
----------------------                                        -----------------------------
Mazurska TK Sp. z o.o.                                        Poland
Medialne Towarzystwc Akcyjne S.A.                             Poland
MTV Networks Polska sp z.o.o.                                 Poland
Opolskie TTT S.A. (in liquidation)                            Poland
Otwocka TK Sp. z o.o.                                         Poland
Polska Telewizja Cyfrowa Wizja TV Programming Sp. z o.o.      Poland
Polska Telewizja Kablowa S.A.                                 Poland
Polska Telewizja Kablowa-Krakow S.A.                          Poland
Polska Telewizja Kablowa-Lublin S.A.                          Poland
Polska Telewizja Kablowa-Szczecin Sp. z o.o.                  Poland
Polska Telewizja Kablowa-Warszawa S.A.                        Poland
PTK Holding Sp. z o.o.                                        Poland
Szczecinska TK Sp. z o.o.                                     Poland
Telkat Sp. z o.o.                                             Poland
TK Gosat Sp. z o.o.                                           Poland
TV Kabel Sp. z o.o.                                           Poland
TV-Sat Ursus Sp. z o.o. (in liquidatio)                       Poland
UPC Telewizja Kablowa Sp. z o.o.                              Poland
Wizja TV Sp. z o.o.                                           Poland
WPTS Sp. z o.o.                                               Poland
Intercabo Atlantico-Comunicacoes por Cabo S.A.                Portugal
Intercabo Capital-Comunicacoes por Cabo S.A.                  Portugal
Intercabo Centro-Televisao por Cabo S.A.                      Portugal
Intercabo Norte-Comunicacoes por Cabo S.A.                    Portugal
Intercabo Sul-Comunicacoes por Cabo S.A.                      Portugal
Intercabo-Televisao por Cabo SGPS Lda                         Portugal
Analog Seltron Communications AST.                            Romania
Aparatura Electronica Seltron SRL                             Romania
Control Cable Ventures SRL                                    Romania
Diplomatic International Comimpex SRL                         Romania
Eurosat CA-TV SRL                                             Romania
Multicanal Holdings SRL                                       Romania
Portal Export Import SRL                                      Romania
Selectronic SRL                                               Romania
Somax SRL                                                     Romania
UPC Romania s.a.                                              Romania
Kabel Plus Bratislava a.s.                                    Slovak Republic
Kabel Plus Vychodne Slovensko, a.s.                           Slovak Republic
Kabel Plus, akciova spolocnost (Banska Bystrica)              Slovak Republic
Kabeltel s.r.o.                                               Slovak Republic
Trnavatel s.r.o.                                              Slovak Republic
UPC Slovensko s.r.o.                                          Slovak Republic
Cignal Global Communications Spain S.L.                       Spain
Priority Wireless Espana S.A.                                 Spain
Spanish Programming Service Inc. y Compania, S.C.             Spain
chello broadband AB                                           Sweden
NBS Nordic Broadband Services A.B.                            Sweden

         LIST OF SUBSIDIARIES OF UNITED PAN-EUROPE COMMUNICATIONS N.V.

NAME OF UPC SUBSIDIARY                                        JURISDICTION OF INCORPORATION
----------------------                                        -----------------------------
Netscream AB                                                  Sweden
Skandinaviska ElTele A.B. (Priority Telecom Sweden AB)        Sweden
Space Net AB                                                  Sweden
Starport SA                                                   Sweden
Stjarn TV AB                                                  Sweden
Stjarn TV Natet AB                                            Sweden
Stockholms Stads Television AB                                Sweden
UPC Sverige AB                                                Sweden
Cignal Global Communications Switzerland GmbH                 Switzerland
Priority Wireless AG                                          Switzerland
At Entertainment Services Ltd.                                United Kingdom
chello broadband Ltd                                          United Kingdom
Cignal Global Communications U.K. Limited                     United Kingdom
Cinenova Limited                                              United Kingdom
Innergy Limited                                               United Kingdom
MTV Networks Polska Limited                                   United Kingdom
Priority Wireless (UK) Ltd                                    United Kingdom
Tara Television (UK) Ltd                                      United Kingdom
Tara Television Global Ltd                                    United Kingdom
UPC Broadcast Centre Ltd.                                     United Kingdom
UPC Programming Services Limited                              United Kingdom
UPC Services Ltd                                              United Kingdom
UPC tvi Limited                                               United Kingdom
Xtra Music Limited                                            United Kingdom